UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 19, 2019

AquaBounty Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place, Suite 395, Maynard, Massachusetts	01754
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	978-648-6000

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(b)    On April 19, 2019, Jack A. Bobo notified AquaBounty Technologies, Inc. (the “Company”) of his intention to resign from the Company’s Board of Directors (the “Board”) and to withdraw as a director nominee for election at the Company’s annual meeting of stockholders to be held on April 30, 2019 (the “Annual Meeting”), effective immediately. Mr. Bobo is resigning from the Board in connection with his departure from his position as Senior Vice President and Chief Communications Officer of Intrexon Corporation, the Company’s largest shareholder, to focus on his new role as CEO of Futurity: Food - Technology - Communications. His resignation is not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.
Pursuant to the Relationship Agreement between the Company and Intrexon Corporation that the Company filed as Exhibit 10.5 to its Registration Statement on Form 10 filed on April 25, 2014, Intrexon Corporation has the right to designate a nominee to fill the vacancy created by Mr. Bobo’s resignation. Intrexon Corporation has indicated its intent to designate a nominee as soon as practicable, and it is the Board’s objective to make an appointment to fill the vacancy as soon as practicable thereafter.
Other than Mr. Bobo, the nominees named in the Company’s Definitive Proxy Statement dated March 21, 2019 (the “Proxy”), will stand for election at the Annual Meeting. Notwithstanding Mr. Bobo’s resignation and withdrawal as a director nominee, the form of proxy card included in the original distribution of the Proxy remains valid; however, any votes that are submitted with instructions to vote for all the Board’s nominees will be voted only for the six remaining nominees as named in the Proxy.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)
April 23, 2019	/s/ David A. Frank
David A. Frank
Chief Financial Officer